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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                  FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) MARCH 28, 1998
                                                 --------------


                                  P-COM, INC.
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               (Exact name of registrant as specified in charter)



     DELAWARE                       0-25356                77-02893711
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(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                 File Number)           Identification No.)


   3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA       95008
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
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                                NOT APPLICABLE
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        (Former name or former address, if changed since last report.)
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                                AMENDMENT #1


     The undersigned Registrant hereby amends the following items to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 9, 1998, as set forth in the pages attached hereto:

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS
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   (a) On March 28, 1998, P-Com, Inc., a Delaware corporation ("P-Com"), purchased the assets of the Wireless Communications Group (the "Group") of Cylink Corporation, a California corporation ("Cylink") (the "Asset
Purchase"), pursuant to an Asset Purchase Agreement by and between P-Com and Cylink, filed as Exhibit 7(c)(2) to P-Com's Form 8-K filed with the Securities and Exchange Commission on April 9, 1998 and is incorporated by reference as an exhibit hereto (the "Purchase Agreement"). P-Com filed a Current Report on Form 8-K on April 9, 1998, reporting this transaction. On April 1, 1998, P-Com purchased as part of the Asset Purchase, the accounts receivable of the Group from Cylink.

     The assets acquired in the Asset Purchase include (1) machinery, equipment, computer hardware, peripherals, software, quality assurance equipment, furniture and fixtures; (2) inventory; (3) rights under agreements, commitments, contracts, licenses, purchase and sales orders, proprietary information and inventions agreements, nondisclosure agreements, confidentiality agreements, quotations, and other executory commitments; (4) franchises, licenses, permits, consents, and authorizations and approvals for foreign, federal or state or local governments; (5) rights to patents, trademarks, trade names, service marks, copyrights, trade secret rights and other intellectual property rights and related applications therefore; (6) accounts receivable; (7) all rights under warranties; (8) all of the Group's causes of action, judgments, and claims or demands of whatever kind or description, (9) goodwill; and (10) leasehold interests. Certain assets have been excluded from the transaction. The Group's primary facilities are located in Sunnyvale, California. The consideration for the Asset Purchase equalled Sixty Million Five Hundred Thousand Dollars ($60,500,000) consisting of Forty Six Million Dollars ($46,000,000) in cash and Fourteen Million Five Hundred Thousand Dollars ($14,500,000) in a short-term, non interest bearing unsecured subordinated promissory note. The acquisition will be accounted for using the purchase method of accounting. It is not currently anticipated that this accounting treatment will have a material adverse effect on the consolidated financial results of P-Com for the year ended December 31, 1998. The cash consideration used for the acquisition consisted of cash generated by operations and from the net proceeds received by P-Com from the sale of convertible subordinated notes in November 1997. The basis for determining the amount of consideration paid by P-Com in the Asset Purchase was negotiated between unrelated parties. The description of the agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the provisions of the definitive agreement, incorporated by reference as an exhibit hereto.

   (b) Prior to the Asset Purchase, the Group was in the business of developing spread spectrum radio products for voice and data applications in both domestic and international markets. P-Com intends to continue these operations to enhance its leadership position in the digital microwave and millimeter wave radio market.

Item 5.  OTHER ITEMS
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    On April 16, 1998, P-Com issued a press release announcing the results for the first quarter of 1998. A copy of the press release is attached as an Exhibit hereto and is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a) Financial Statements of Business Acquired.  As of the date of filing of
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this Form 8-K/A, there are no audited financial statements available relating to the Group that would meet the rules required by this form. Price Waterhouse LLP, certified public accountants of P-Com, is currently preparing audited financial statements of the Group for P-Com. These audited financials will be filed as an additional amendment to this Form 8-K/A as soon as practicable.

     (b) Pro Forma Financial Information.  Pro forma financial information is
         -------------------------------
currently being prepared and will be filed as an additional amendment to this Form 8-K/A as soon as practicable.


                                      2.
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     (c) Exhibits.  The following documents are filed as exhibits to this
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report:

               1. Exhibit 7(c)(2) - Asset Purchase Agreement, dated March 13, 1998, by and between P-Com and Cylink (all exhibits and schedules are immaterial and have been excluded; such exhibits and schedules will be furnished supplementally upon request by the Securities and Exchange Commission (incorporated by reference to Exhibit 7(c)(2) of P-Com's Form 8-K filed with the Securities and Exchange Commission on April 9, 1998).

               2. Exhibit 7(c)(2.1) - Amendment to the Asset Purchase Agreement, dated March 13, 1998, by and between P-Com and Cylink incorporated by reference to Exhibit 7(c)(2.1) of P-Com's Form 8-K filed with the Securities and Exchange Commission on April 9, 1998).

               3. Exhibit 7(c)(2.2) - Amendment No. 2 to the Asset Purchase Agreement, dated March 27, 1998, by and between P-Com and Cylink (incorporated by reference to Exhibit 7(c)(2.1) of P-Com's Form 8-K filed with the Securities and Exchange Commission on April 9, 1998).

               4. Exhibit 7(c)(99) - Press Release, dated March 13, 1998, issued by P-Com announcing the signing of the Asset Purchase Agreement (Incorporated by reference to Exhibit 99.1 of P-Com's Form 8-K filed with the Securities and Exchange Commission on March 16, 1998) (incorporated by reference to Exhibit 7(c)(99) of P-Com's Form 8-K filed with the Securities and Exchange Commission on April 9, 1998).

               5. Exhibit 7(c)(99.1) - Press Release, dated April 1, 1998, announcing the completion of P-Com's acquisition of the Wireless Communications Group of Cylink located in Sunnyvale, California (Incorporated by reference to Exhibit 7(c)(99.1) of P-Com's Form 8-K filed with the Securities and Exchange Commission on April 9, 1998).

               6. Exhibit 7(c) (99.2) - Press Release, dated April 16, 1998, announcing P-Com's results for first quarter of 1998.

                                      3.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              P-Com, Inc.
                              -----------
                              (Registrant)

Date:  April 17, 1998         By: /s/ Michael J. Sophie
                                 -----------------------------
                              Name:  Michael J. Sophie

                              Title:  Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit                                                               Page No.
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7(c)(99.2)    Press release, dated April 16, 1998, announcing           E-1
              P-Com's results for the first quarter of 1998